Exhibit 99.1
Shareholder Presentation November 15, 2023

Safe Harbor Statement • THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 REGARDING WILLIAM PENN BANCORPORATION’S EXPECTATIONS OR PREDICTIONS OF FUTURE FINANCIAL OR BUSINESS PERFORMANCE OR CONDITIONS. FORWARD-LOOKING STATEMENTS ARE TYPICALLY IDENTIFIED BY WORDS SUCH AS “BELIEVE,” “EXPECT,” “ANTICIPATE,” “INTEND,” “TARGET,” “ESTIMATE,” “CONTINUE,” “POSITIONS,” “PROSPECTS” OR “POTENTIAL,” BY FUTURE CONDITIONAL VERBS “WILL,” “WOULD,” “SHOULD,” “COULD”, OR BY VARIATIONS OF SUCH WORDS OR BY SIMILAR EXPRESSIONS. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO NUMEROUS ASSUMPTIONS, RISKS AND UNCERTAINTIES, WHICH CHANGE OVER TIME. FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE THEY ARE MADE AND WE ASSUME NO DUTY TO UPDATE FORWARD-LOOKING STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM CURRENT PROJECTIONS. • IN ADDITION TO FACTORS PREVIOUSLY DISCLOSED IN WILLIAM PENN BANCORPORATION’S REPORTS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION AND THOSE IDENTIFIED ELSEWHERE IN THIS PRESENTATION, THE FOLLOWING FACTORS AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM FORWARD-LOOKING STATEMENTS OR HISTORICAL PERFORMANCE: CHANGES IN ASSET QUALITY AND CREDIT RISK; THE INABILITY TO SUSTAIN REVENUE AND EARNINGS GROWTH; OUR ABILITY TO CONTROL COSTS AND EXPENSES; CHANGES IN INTEREST RATES AND CAPITAL MARKETS; LOAN DELINQUENCY RATES; INFLATION; CUSTOMER ACCEPTANCE OF WILLIAM PENN BANK PRODUCTS AND SERVICES; CUSTOMER BORROWING, REPAYMENT, INVESTMENT AND DEPOSIT PRACTICES; CUSTOMER DISINTERMEDIATION; THE INTRODUCTION, WITHDRAWAL, SUCCESS AND TIMING OF BUSINESS INITIATIVES; COMPETITIVE CONDITIONS AND OUR ABILITY TO OFFER COMPETITIVE PRODUCTS AND PRICING; THE INABILITY TO REALIZE COST SAVINGS OR REVENUES OR TO IMPLEMENT INTEGRATION PLANS AND OTHER CONSEQUENCES ASSOCIATED WITH MERGERS, ACQUISITIONS AND DIVESTITURES; NATIONAL, REGIONAL AND LOCAL ECONOMIC CONDITIONS; MILITARY CONFLICT (INCLUDING THE RUSSIA/UKRAINE CONFLICT, THE CONFLICT IN ISRAEL AND SURROUNDING AREAS, THE POSSIBLE EXPANSION OF SUCH CONFLICTS AND POTENTIAL GEOPOLITICAL CONSEQUENCES), TERRORISM OR OTHER GEOPOLITICAL EVENTS, AND MAJOR CATASTROPHES SUCH AS EARTHQUAKES, FLOODS OR OTHER NATURAL OR HUMAN DISASTERS AND INFECTIOUS DISEASE OUTBREAKS; THE IMPACT OF FAILURES OR DISRUPTIONS IN OR BREACHES OF THE COMPANY’S OPERATIONAL OR SECURITY SYSTEMS, DATA OR INFRASTRUCTURE, OR THOSE OF THIRD PARTIES, INCLUDING AS A RESULT OF CYBERATTACKS OR CAMPAIGNS AND THE IMPACT, EXTENT AND TIMING OF TECHNOLOGICAL CHANGES, CAPITAL MANAGEMENT ACTIVITIES, AND OTHER ACTIONS OF THE FEDERAL RESERVE BOARD AND OTHER LEGISLATIVE AND REGULATORY ACTIONS AND REFORMS. THESE FACTORS SHOULD BE CONSIDERED IN EVALUATING THE FORWARD-LOOKING STATEMENTS AND UNDUE RELIANCE SHOULD NOT BE PLACED ON SUCH STATEMENTS. • THIS PRESENTATION ALSO INCLUDES INTERIM AND UNAUDITED FINANCIAL INFORMATION THAT IS SUBJECT TO FURTHER REVIEW BY WILLIAM PENN BANCORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. 2

Non-GAAP Financial Measures • THIS PRESENTATION CONTAINS FINANCIAL INFORMATION PRESENTED IN ACCORDANCE WITH U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”). THIS PRESENTATION ALSO CONTAINS NON-GAAP INFORMATION THAT THE COMPANY’S MANAGEMENT USES IN ITS ANALYSIS OF THE COMPANY’S FINANCIAL RESULTS. SPECIFICALLY, THE COMPANY PROVIDES MEASURES BASED ON WHAT IT BELIEVES ARE ITS OPERATING EARNINGS ON A CONSISTENT BASIS, AND EXCLUDES MATERIAL NON-ROUTINE OPERATING ITEMS WHICH AFFECT THE GAAP REPORTING OF RESULTS OF OPERATIONS. THE COMPANY’S MANAGEMENT BELIEVES THAT PROVIDING THIS INFORMATION TO ANALYSTS AND INVESTORS ALLOWS THEM TO BETTER UNDERSTAND AND EVALUATE THE COMPANY’S CORE FINANCIAL RESULTS FOR THE PERIODS PRESENTED. BECAUSE NON-GAAP FINANCIAL MEASURES ARE NOT STANDARIZED, IT MAY NOT BE POSSIBLE TO COMPARE THESE FINANCIAL MEASURES WITH OTHER COMPANIES’ NON-GAAP FINANCIAL MEASURES HAVING THE SAME OR SIMILAR NAMES. • THE COMPANY ALSO PROVIDES MEASUREMENTS AND RATIOS BASED ON TANGIBLE STOCKHOLDERS’ EQUITY. THESE MEASURES ARE COMMONLY UTILIZED BY REGULATORS AND MARKET ANALYSTS TO EVALUATE THE COMPANY’S FINANCIAL CONDITION AND, THEREFORE THE COMPANY’S MANAGEMENT TEAM BELIEVES THAT SUCH INFORMATION IS USEFUL TO INVESTORS. • A RECONCILIATION OF THE NON-GAAP MEASURES USED IN THIS PRESENTATION TO THE MOST DIRECTLY COMPARABLE GAAP MEASURES IS PROVIDED IN THE APPENDIX TO THIS PRESENTATION. 3

William Penn Bancorporation (NASDAQ: WMPN) • Core deposits totaled 74% of total deposits at September 30, 2023 • Well capitalized with a Company tier 1 leverage ratio of 18.58% • Abundant liquidity with over $300 million in borrowing capacity • Strong asset quality metrics. Non-performing assets/assets 0.45% Strong Franchise • Headquartered in Bucks County, PA which is ranked #3 of all counties in PA in median household and per capita income(1) • De novo branch office opened in Hamilton Township, NJ in December 2021 has grown to deposits of $111.3 million as of October 31, 2023 Attractive Markets • Stock price of $12.09 as of November 3, 2023 • Book value per share was $12.60 and tangible book value per share was $12.10 as of September 30, 2023 Valuation (2) ** The Company and Bank financial information presented above is as of September 30, 2023, unless otherwise noted (1) Source: Bucksco.today and Wikipedia (2) As used in this presentation, tangible book value per share is a non-GAAP financial measure. This non-GAAP financial measure excludes goodwill and other intangible assets. For a reconciliation of this non-GAAP financial measures to their comparable GAAP measures, see “Non-GAAP Reconciliation” at the end of this presentation. 4

Overview (as of September 30, 2023) Corporate Headquarters Bristol, PA 12 branches located in the highly desirable Philadelphia metropolitan area 6 Bucks County, PA 4 Central & Southern NJ 2 Northeast Philadelphia, PA Market Cap* $122 million Total Loans, net $472 million Total Assets $830 million Total Deposits $627 million * As of November 3, 2023 5

Executive Management Team Alan B. Turner Executive Vice President & Chief Lending Officer Jonathan T. Logan Executive Vice President & Chief Financial Officer Kenneth J. Stephon Chairman, President & Chief Executive Officer Jeannine Cimino Executive Vice President & Chief Retail Officer Amy J. Hannigan Executive Vice President & Chief Operating Officer 6 Front Row (left to right) Back Row (left to right)

7 Stock Repurchases As of November 3, 2023, we had repurchased 5,574,451 shares of our common stock at a total cost of $65.0 million, or $11.66 per share. $12.82 $11.78 $11.50 $11.60 $11.48 $10.43 $12.13 $9.00 $10.00 $11.00 $12.00 $13.00 $14.00 - 300,000 600,000 900,000 1,200,000 1,500,000 1,800,000 Mar-22 QE Jun-22 QE Sep-22 QE Dec-22 QE Mar-23 QE Jun-23 QE Sep-23 QE Average Price Paid Per Share Stock Repurchases Stock Repurchases Stock Repurchases Average Price Paid Per Share

Loan Portfolio We are primarily focused on commercial real estate and commercial business lending. We continue to offer residential and consumer loans to meet the needs of our customers. 8 1 - 4 family 28% Home equity and HELOCs 7% Construction - residential 2% 1 - 4 family investor 20% Multi-family (five or more) 3% Commercial non-residential 33% Construction and land 4% Commercial 3% Consumer Loans 0% Loan Concentration September 30, 2023 $476M

Asset Quality 9 • We continue to have strong asset quality metrics and experience low levels of net charge-offs • On July 1, 2023, the Company adopted CECL and recorded a $226 thousand adjustment to retained earnings during the quarter ended September 30, 2023 • Our allowance for credit losses totaled $3.6 million or 0.75% of total loans at September 30, 2023 0.46% 0.65% 0.74% 0.49% 0.45% 0.00% 0.50% 1.00% 1.50% FY Jun-20 FY Jun-21 FY Jun-22 FY Jun-23 MRQ Sep-23 Non-Performing Assets to Total Assets Non Performing Assets/Assets 0.09% 0.01% 0.04% 0.02% (0.02)% -0.05% 0.05% 0.15% 0.25% FY Jun-20 FY Jun-21 FY Jun-22 FY Jun-23 MRQ Sep-23 Net Charge-Off Ratio Net Charge-Off Ratio (annualized for the quarter)

10 Securities Available For Sale • The effective duration of the available for sale portfolio is 4.7 years and the average yield is 2.37% as of September 30, 2023 • Cash flows from the investment portfolio are approximately $24 million annually • The increase in the unrealized loss on available for sale securities is consistent with the increase in longer term treasury rates $(103) $82 $19,944 $30,361 $36,318 0.66% 1.47% 3.01% 3.84% 4.58% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% $(1,000) $9,000 $19,000 $29,000 $39,000 $49,000 FY Jun-20 FY Jun-21 FY Jun-22 FY Jun-23 MRQ Sep-23 Unrealized Loss on Securities Available for Sale ($ in thousands) Unrealized Loss on Securities Available For Sale 10-Year Treasury Rate

Deposit Composition 11 • Total cost of deposits was 1.74% for the quarter ended September 30, 2023 and 1.49% for the quarter ended June 30, 2023 • There were no brokered deposits at September 30, 2023 and June 30, 2023 Non-interest bearing checking 9% Interest bearing checking 20% Money market accounts 31% Certificates of deposit 26% Savings and club accounts 14% Deposit Concentration September 30, 2023 $627M

Capital Management Capital deployment considerations include: • Stock Repurchases – We are actively repurchasing shares under our seventh Board approved stock repurchase program. As of November 3, 2023, we had repurchased 5,574,451 shares of our common stock at a total cost of $65.0 million, or $11.66 per share. • Cash Dividends – We have paid quarterly dividends since December 2021 including a one-time special cash dividend of $0.30 per common share during the year ended June 30, 2022. 12 $66,064 $172,785 $145,142 $112,628 $89,521 $- $50,000 $100,000 $150,000 $200,000 $250,000 FY Jun-20 FY Jun-21 FY Jun-22 FY Jun-23 MRQ Sep-23 Company Excess Capital over 5% Regulatory Minimum ($ in thousands) 13.9% 26.1% 21.5% 20.6% 18.6% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% FY Jun-20 FY Jun-21 FY Jun-22 FY Jun-23 MRQ Sep-23 Company Tier 1 Leverage Ratio

Appendix Non-GAAP Reconciliation William Penn Bancorporation and Subsidiaries Non-GAAP Reconciliation September 30, (Dollars in thousands, except share and per share data) 2023 Calculation of Tangible Book Value per Share: Total Stockholders' Equity $ 136,394 Less: Goodwill and other intangible assets 5,336 Total tangible equity (non-GAAP) $ 131,058 Total common shares outstanding 10,828,903 Book value per share (GAAP) $ 12.60 Tangible book value per share (non-GAAP) $ 12.10